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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 24, 2001


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                1-2691                   13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

As disclosed in our current report on Form 8-K dated April 10, 2001, American Airlines, Inc. (American, a wholly owned subsidiary of AMR Corporation) has completed its acquisition of substantially all the assets of Trans World Airlines, Inc (TWA). Based on preliminary information received from TWA, the Company does not believe that this acquisition represents a significant acquisition as defined in Regulation S-X. If upon receipt of TWA's audited December 31, 2000 financial statements the Company determines this represents a significant acquisition, the Company will file the required audited financial statements and proforma financial information within 60 days.

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  April 24, 2001